                                                                     EXHIBIT 4.1

                           FORM OF STOCK CERTIFICATE
                            PRICE ENTERPRISES, INC.

                                                         ---------------------------------------------
                                                                        CUSIP 741444 103
INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR CERTAIN DEFINITIONS
     OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
IN THE CITY OF ----------, ----------

This certifies that

is the record holder of

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE,

of  PRICE ENTERPRISES, INC., transferable on the books of the Corporation by the holder hereof in person  or by duly authorized  attorney upon surrender of  this
Certificate   properly   endorsed.  This   Certificate   is  not   valid  unless
countersigned and registered by the Transfer Agent and Registrar.

           WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:
         Countersigned and Registered
                  FIRST INTERSTATE BANK OF CALIFORNIA
                                    Tranfer Agent and Registrar

                                             SEAL

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
            BY:
             AUTHORIZED SIGNATURE
                                      CHIEF FINANCIAL OFFICER           PRESIDENT AND
                                           AND SECRETARY           CHIEF EXECUTIVE OFFICER
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                                     [BACK]

                            PRICE ENTERPRISES, INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM   -as tenants in common                UNIF GIFT MIN ACT-
                                               -------------------------Custodian
                                               ---------
                                               (Cust)          (Minor)
TEN ENT   -as tenants by the entireties        under Uniform Gifts to Minors

JT TEN    -as joint tenants with right         Act
           of survivorship and not as          -----------------------------------
           tenants in common                   (State)

    Additional abbreviations may also be used though not in the above list.

           FOR VALUE RECEIVED
 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE     HEREBY SELL, ASSIGN AND TRANSFER UNTO

       :------------------------:
       :------------------------:

- --------------------------------------------------------------------------------
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------SHARES
OF  THE  COMMON  STOCK  REPRESENTED  BY THE  WITHIN  CERTIFICATE  AND  DO HEREBY
 IRREVOCABLY CONSOLIDATE AND APPOINT
- --------------------------------------------------------------------------------ATTORNEY
 TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL
                     POWER OF SUBSTITUTION IN THE PREMISES.

DATED:
- ------------------------
                              --------------------------------------------------
                                        SIGNATURE

                 ---------------------------------------------------------------
                                                   SIGNATURE
NOTICE:   THE    SIGNATURE(S)   OF    THIS
ASSIGNMENT MUST CORRESPOND WITH NAME(S) AS
WRITTEN  UPON THE FACE  OF THE CERTIFICATE
IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s)
Guaranteed:
- ---------------------------------------------------

By
- ------------------------------------------------------------

THE SIGNATURE(S) SHOULD  BE GUARANTEED  BY
AN    ELIGIBLE    GUARANTOR   INSTITUTION,
GENERALLY BANKS,  STOCK  BROKERS,  SAVINGS
INSTITUTIONS   AND   CREDIT   UNIONS  WITH
MEMBERSHIP  IN   AN   APPROVED   SIGNATURE
GUARANTEE  MEDALLION PROGRAM,  PURSUANT TO
S.E.C. RULE 17 Ad-15.